EXHIBIT 99.1

Statement of Revenues and Direct Operating Expenses
of Oil and Gas Properties Acquired by Murphy Oil Corporation
For the Year Ended December 31, 2018

Contents

Page
Independent Auditors’ Report	2

Financial Statements
Statement of Revenues and Direct Operating Expenses	3
Notes to the Statement of Revenues and Direct Operating Expenses	4-7

EXHIBIT 99.1

Independent Auditors’ Report
The Board of Directors
Murphy Oil Corporation:
Report on the Financial Statement
We have audited the accompanying Statement of Revenues and Direct Operating Expenses of oil and gas properties acquired by Murphy Oil Corporation (the “Gulf of Mexico Properties” or the “financial statement”) for the year ended December 31, 2018, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of this financial statement in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the financial statement referred to above present fairly, in all material respects, the Statement of Revenues and Direct Operating Expenses of the Gulf of Mexico Properties for the year ended December 31, 2018, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw your attention to the basis of presentation which describes that the financial statement was prepared for the purpose of complying with the rules and regulations under Rule 3-05 of the Securities and Exchange Commission Regulation S-X as described in Note A to the financial statement, and is not intended to be a complete presentation of the Gulf of Mexico Properties’ results of operations. Our opinion is not modified with respect to this matter.
Other Matter
Accounting principles generally accepted in the United States of America require that the supplemental information relating to oil and natural gas producing activities be presented to supplement the basic financial statement. Such information, although not a part of the basic financial statement, is required by the United States Financial Accounting Standards Board who as described in Accounting Standards Codification Topic 932-235-50 considers the supplemental information to be an essential part of financial reporting for placing the basic financial statement in an appropriate operational, economic, or historical context. We have applied certain limited procedures to the required supplementary information in accordance with auditing standards generally accepted in the United States of America, which consisted of inquiries of management about the methods of preparing the information and comparing the information for consistency with management’s responses to our inquiries, the basic financial statement, and other knowledge we obtained during our audit of the basic financial statement. We do not express an opinion or provide any assurance on the information because the limited procedures do not provide us with sufficient evidence to express an opinion or provide any assurance.
/s/ KPMG LLP
Houston, Texas
August 12, 2019

EXHIBIT 99.1

Statement of Revenues and Direct Operating Expenses
of Oil and Gas Properties Acquired by Murphy Oil Corporation
(in thousands)

Year Ended December 31, 2018
Oil and gas revenues	$464,935
Direct operating expenses	123,883
Excess of revenues over direct operating expenses	341,052

See accompanying Notes to the Statement of Revenues and Direct Operating Expenses.

EXHIBIT 99.1

Notes to the Statement of Revenues and Direct Operating Expenses of Oil and Gas Properties Acquired by Murphy Oil Corporation for the year ended December 31, 2018 (Audited)
Note A - Basis of Presentation
On April 19, 2019, Murphy Exploration & Production Company - USA (Murphy), a subsidiary of Murphy Oil Corporation (the Company), entered into a transaction pursuant to the Purchase and Sale Agreement between LLOG Bluewater Holdings, L.L.C. and LLOG Exploration Offshore, L.L.C. as Seller (LLOG) and Murphy as Purchaser. The transaction closed on May 31, 2019 and has an effective date of January 1, 2019.
Pursuant to the Purchase and Sale Agreement, Murphy acquired 26 blocks containing 7 producing fields and 4 development projects in the Mississippi Canyon and Green Canyon areas in the Gulf of Mexico (the Properties) for consideration of $1.226 billion. The purchase price contains contingent consideration payments of the following: 1) up to $200 million in the event that revenue from certain properties exceeds certain contractual thresholds between 2019 and 2022; and 2) $50 million following first oil production from certain development projects. The consideration paid was funded mainly by the availability under the Company’s $1.6 billion revolving credit facility.
The accompanying Statement includes revenues from the sale of oil, natural gas, and natural gas liquids (NGLs) and direct operating expenses associated with the Properties for the periods prior to the closing date. Revenues and direct operating expenses included in the Statement represent directly allocable amounts relating to the Properties and are presented on the accrual basis of accounting. During the periods presented, the Properties were not accounted for or operated as a separate division or entity by LLOG. Accordingly, complete financial statements under U.S. generally accepted accounting principles (GAAP) are not available or practicable to produce for the Properties. The Statement is not intended to be a complete presentation of the results of operations of the Properties and may not be representative of future operations as it does not include indirect general and administrative expenses; interest expense; depreciation, depletion, amortization and accretion; federal and state income taxes; and certain other revenues and expenses not directly associated with revenues from the sale of oil, natural gas, and NGLs. Accordingly, the accompanying Statement of the Properties are presented in lieu of the GAAP financial statements required under Item 3-05 of Securities and Exchange Commission (SEC) Regulation S-X.

Note B - Summary of Significant Accounting Policies
Use of Estimates: Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the amounts reported in the Statement. These estimates and assumptions are based on management’s best estimates and judgment. Actual results may differ from those estimates.
Revenues: Total revenues in the accompanying Statement include the sale of crude oil, natural gas, and NGLs. Revenues from sales of oil, natural gas and natural NGLs are recorded when deliveries have occurred and legal ownership of the commodity transfers to the customer. Natural gas imbalances occur when actual gas sales volumes differ from the proportional share of production from the well and are accounted for using the sales method. Natural gas imbalances were insignificant for the year ended December 31, 2018.
Direct Operating Expenses: Direct operating expenses are recognized when incurred and include (a) lease operating expenses, which consist of salaries and wages, lease and well repairs and maintenance, lifting costs, utilities and other direct operating expenses; (b) production taxes; and (c) ad valorem taxes.
New Accounting Standards Issued but Not Yet Adopted
Revenue from Contracts with Customers. In May 2014, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), which established a comprehensive model of accounting for revenue arising from contracts with customers that superseded most revenue recognition requirements and industry-specific guidance. The new standard is effective for LLOG for annual reporting periods beginning after December 15, 2018 for non-public entities. The Company does not expect the adoption of this new standard to have a material impact on the Properties.
Leases. In February 2016, FASB issued an ASU 2016-02 to increase transparency and comparability among companies by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. The main difference between previous GAAP and this ASU is the recognition of right-of-use assets and lease liabilities by lessees for those leases classified as operating leases under previous GAAP. The new

EXHIBIT 99.1

standard is effective for financial statements issued for annual periods beginning after December 15, 2019 and interim periods within those annual periods. Early adoption is permitted for all entities. The Company is continuing to evaluate the provisions of this ASU and is therefore unable to disclose the impact that adopting ASU 2016-02 may have on the Statements for the Properties.

Note C - Major Customers
During the year ended December 31, 2018, three customers accounted for 54%, 29%, and 11% respectively, of total sales attributable to the Properties.
Management does not believe that the loss of any of these customers would have a material adverse effect because alternative customers are readily available.

Note D - Contingencies
The Properties are subject to legal proceedings, claims, and liabilities that arise in the ordinary course of business as well as various environmental-remediation and reclamation obligations arising from federal, state, and local laws and regulations. Management does not believe that the liability with respect to these actions will have a material adverse effect on the operations or financial results of the Properties.

Note E - Subsequent Events
Management has evaluated subsequent events through August 12, 2019, the date the Statements were available to be issued, and has concluded there are no material subsequent events that would require disclosure in these Statements.

EXHIBIT 99.1

SUPPLEMENTAL OIL AND GAS INFORMATION (UNAUDITED)
The unaudited supplemental information on oil and gas exploration and production activities related to the Properties for the year ended December 31, 2018 has been presented in accordance with FASB ASC Topic 932, Extractive Activities-Oil and Gas and the SEC’s final rule, Modernization of Oil and Gas Reporting. All of the reserves attributable to the Properties are located in the Gulf of Mexico.
Reserves of crude oil, natural gas and natural gas liquids are estimated by independent engineers and are adjusted to reflect contractual arrangements in effect at the end of each year. Many assumptions and judgmental decisions are required to estimate reserves. Reported quantities are subject to future revisions, some of which may be substantial, as additional information becomes available from reservoir performance, new geological and geophysical data, additional drilling, technological advancements, price changes and other economic factors.
The estimations for proved reserves were generated through the integration of available geoscience, engineering, and economic data and commercially available technologies, to establish ‘reasonable certainty’ of economic producibility. As defined by the SEC, reasonable certainty of proved reserves describes a high degree of confidence that the quantities will be recovered. In estimating proved reserves, common industry-accepted methods for subsurface evaluations, including performance, volumetric and analogue-based studies, have been used. Proved reserves are estimated in accordance with the reserve definitions as prescribed by the SEC.
Summary of Proved Crude Oil and Natural Gas Reserves Based on Average Prices
The following table sets forth certain data pertaining to the Properties’ proved, proved developed and proved undeveloped reserves for the year ended December 31, 2018:

	Total (in millions of oil equivalent barrels)	Crude Oil (in millions of barrels)	Natural Gas (Dry) (in billions of cubic feet)	Natural Gas Liquids (in millions of barrels)
Proved developed and undeveloped crude oil and natural gas reserves:
December 31, 2017	53.2	25.6	109.8	9.2
Revisions of previous estimates	(3.1)	3.5	(22.0)	(3.0)
Improved recovery	—	—	—	—
Extensions and discoveries	31.8	27.3	26.8	0.1
Purchases of properties	—	—	—	—
Sales of properties	—	—	—	—
Production	(8.7)	(5.4)	(16.5)	(0.4)
December 31, 2018	73.2	51.0	98.1	5.9

Proved developed crude oil and natural gas reserves:
December 31, 2017	37.2	19.5	71.4	5.8
December 31, 2018	36.8	21.5	62.6	4.8

Proved undeveloped crude oil and natural gas reserves:
December 31, 2017	16.0	6.1	38.4	3.4
December 31, 2018	36.4	29.5	35.5	1.1

EXHIBIT 99.1

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves
The standardized measure of discounted future net cash flows related to the proved oil and gas reserves of the Properties is as follows:

(Millions of dollars)
December 31, 2018
Future cash inflows	3,852.4
Future development costs	(806.2)
Future production costs	(799.7)
Future income taxes	(320.1)
Future net cash flows	1,926.4
10% annual discount for estimated timing of cash flows	(722.2)
Standardized measure of discounted future net cash flows	1,204.2

Reserve estimates and future cash flows are based on the average market prices for sales of oil and gas on the first calendar day of each month during the year. The average prices used for 2018 were $65.56 per barrel for crude oil, and $3.10 per MMBtu for natural gas.
Future operating expenses and development costs are computed primarily by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at the end of the year, based on year end costs and assuming continuation of existing economic conditions. As mentioned above, the standardized measure presented here include the effects of income taxes as the tax basis for the Properties is applicable on a go-forward basis. A discount factor of 10% was used to reflect the timing of future net cash flows.
The reported value of proved reserves is not necessarily indicative of either fair market value or present value of future cash flows because prices, costs and governmental policies do not remain static; appropriate discount rates may vary; and extensive judgment is required to estimate the timing of production. Other logical assumptions would likely have resulted in significantly different amounts. Changes in the standardized measure of discounted future net cash flows related to the proved oil and gas reserves of the Properties are as follows:

(Millions of dollars)
Net changes in prices and production costs	282.3
Net changes in development costs	3.6
Sales and transfers of oil and gas produced, net of production costs	(239.0)
Net change due to extensions and discoveries	358.3
Net change due to purchases and sales of proved reserves	—
Development costs incurred	45.6
Accretion of discount	61.6
Revisions of previous quantity estimates	231.9
Net change in income taxes	(156.3)
Net increase (decrease)	588.0
Standardized measure at January 1, 2018	616.2
Standardized measure at December 31, 2018	1,204.2

EXHIBIT 99.1

Statements of Revenues and Direct Operating Expenses
of Oil and Gas Properties Acquired by Murphy Oil Corporation
For the Three Months Ended March 31, 2019 and 2018

Contents

Page
Financial Statements
Statements of Revenues and Direct Operating Expenses	9
Notes to the Statements of Revenues and Direct Operating Expenses	10-11

EXHIBIT 99.1

Statements of Revenues and Direct Operating Expenses
of Oil and Gas Properties Acquired by Murphy Oil Corporation (Unaudited)
(in thousands)

	Three Months Ended March 31,
	2019	2018
Oil and gas revenues	$139,513	86,838
Direct operating expenses	46,294	29,865
Excess of revenues over direct operating expenses	$93,219	$56,973

See accompanying Notes to the Unaudited Statements of Revenues and Direct Operating Expenses.

EXHIBIT 99.1

Notes to the Statements of Revenues and Direct Operating Expenses of Oil and Gas Properties Acquired by Murphy Oil Corporation for the three months ended March 31, 2019 and 2018 (Unaudited)
Note A - Basis of Presentation
On April 19, 2019, Murphy Exploration & Production Company - USA (Murphy), a subsidiary of Murphy Oil Corporation (the Company), entered into a transaction pursuant to the Purchase and Sale Agreement between LLOG Bluewater Holdings, L.L.C. and LLOG Exploration Offshore, L.L.C. as Seller (LLOG) and Murphy as Purchaser. The transaction closed on May 31, 2019 and has an effective date of January 1, 2019.
Pursuant to the Purchase and Sale Agreement, Murphy acquired 26 blocks containing 7 producing fields and 4 development projects in the Mississippi Canyon and Green Canyon areas in the Gulf of Mexico (the Properties) for a consideration of $1.226 billion. The purchase price contains contingent consideration payments of the following: 1) up to $200 million in the event that revenue from certain properties exceeds certain contractual thresholds between 2019 and 2022; and 2) $50 million following first oil production from certain development projects. The consideration paid was funded mainly by the availability under the Company’s $1.6 billion revolving credit facility.
The accompanying Statements include revenues from the sale of oil, natural gas, and natural gas liquids (NGLs) and direct operating expenses associated with the Properties for the periods prior to the closing date. Revenues and direct operating expenses included in the Statement represent directly allocable amounts relating to the Properties and are presented on the accrual basis of accounting. During the periods presented, the Properties were not accounted for or operated as a separate division or entity by LLOG. Accordingly, complete financial statements under U.S. generally accepted accounting principles (GAAP) are not available or practicable to produce for the Properties. The Statement is not intended to be a complete presentation of the results of operations of the Properties and may not be representative of future operations as it does not include indirect general and administrative expenses; interest expense; depreciation, depletion, amortization and accretion; federal and state income taxes; and certain other revenues and expenses not directly associated with revenues from the sale of oil, natural gas, and NGLs. Accordingly, the accompanying Statement of the Properties are presented in lieu of the GAAP financial statements required under Item 3-05 of Securities and Exchange Commission (SEC) Regulation S-X.

Note B - Summary of Significant Accounting Policies
Use of Estimates: Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the amounts reported in the Statement. These estimates and assumptions are based on management’s best estimates and judgment. Actual results may differ from those estimates.
Revenues: Total revenues in the accompanying Statement include the sale of crude oil, natural gas, and NGLs. Revenues from sales of oil, natural gas and natural NGLs are recorded when deliveries have occurred and legal ownership of the commodity transfers to the customer. Natural gas imbalances occur when actual gas sales volumes differ from the proportional share of production from the well and are accounted for using the sales method. Natural gas imbalances were insignificant for the the three months ended March 31, 2018, and March 31, 2019, respectively. year ended December 31, 2018.
Direct Operating Expenses: Direct operating expenses are recognized when incurred and include (a) lease operating expenses, which consist of salaries and wages, lease and well repairs and maintenance, lifting costs, utilities and other direct operating expenses; (b) production taxes; and (c) ad valorem taxes.
Accounting Standards Adopted
Revenue from Contracts with Customers. In May 2014, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), which established a comprehensive model of accounting for revenue arising from contracts with customers that superseded most revenue recognition requirements and industry-specific guidance. LLOG adopted the new standard on January 1, 2019 using the modified retrospective method. Prior to January 1, 2019, LLOG followed the sales method of revenue recognition under Accounting Standards Codification (ASC) Topic 605 and recorded revenue when deliveries occurred, and legal ownership of the commodity transferred to the customer.

EXHIBIT 99.1

There was no impact to revenues resulting from application of the new ASU promulgated in ASC Topic 606 using the modified retrospective method. The comparative information included within the Statements for March 31, 2018 has not been adjusted and continues to be reported under ASC Topic 605 - Revenue Recognition.
New Accounting Standards Issued but Not Yet Adopted
Leases. In February 2016, FASB issued an ASU 2016-02 to increase transparency and comparability among companies by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. The main difference between previous GAAP and this ASU is the recognition of right-of-use assets and lease liabilities by lessees for those leases classified as operating leases under previous GAAP. The new standard is effective for financial statements issued for annual periods beginning after December 15, 2019 and interim periods within those annual periods. Early adoption is permitted for all entities. The Company is continuing to evaluate the provisions of this ASU and is therefore unable to disclose the impact that adopting ASU 2016-02 may have on the Statements for the Properties.

Note C - Revenue from Contracts with Customers
Nature of Goods and Services
The Properties explore for and produce crude oil, natural gas and NGL’s (collectively oil and gas) in the Gulf of Mexico, primarily in the Mississippi Canyon and Green Canyon areas in the Gulf of Mexico. Revenue is generally recognized when oil and gas are transferred to the customer at the delivery point. Revenue recognized is largely index based with price adjustments for floating market differentials. Additionally, revenue from sales to customers is generated from three primary revenue streams: crude oil, natural gas and NGL’s.
Performance Obligations
The Properties recognize oil and gas revenue when they satisfy a performance obligation by transferring control over a commodity to a customer. Judgment is required to determine whether some customers simultaneously receive and consume the benefit of commodities. As a result of this assessment, each unit of measure of the specified commodity is considered to represent a distinct performance obligation that is satisfied at a point in time upon the transfer of control of the commodity.
For contracts with market or index-based pricing, which represent the majority of sales contracts, the Company has elected the allocation exception and allocates the variable consideration to each single performance obligation in the contract. As a result, there is no price allocation to unsatisfied remaining performance obligations for delivery of commodity product in subsequent periods.

Note D - Major Customers
During the three months ended March 31, 2019, four customers accounted for 62%, 24%, 10%, and 4%, respectively, of total sales attributable to the Properties. During the three months ended March 31, 2018, these four customers accounted for 45%, 25%, 5%, and 25%, respectively, of total sales attributable to the Properties.
Management does not believe that the loss of any of these customers would have a material adverse effect because alternative customers are readily available.

Note E - Contingencies
The Properties are subject to legal proceedings, claims, and liabilities that arise in the ordinary course of business as well as various environmental-remediation and reclamation obligations arising from federal, state, and local laws and regulations. Management does not believe that the liability with respect to these actions will have a material adverse effect on the operations or financial results of the Properties.

Note F - Subsequent Events
Management has evaluated subsequent events through August 12, 2019, the date the Statements were available to be issued, and has concluded there are no material subsequent events that would require disclosure in these Statements.